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                                                                    EXHIBIT 10.2

                   CAPITALIZATION AND SUBORDINATION AGREEMENT


         This CAPITALIZATION AND SUBORDINATION AGREEMENT (this "Agreement"), is made as of March 31, 2005, by and between Concord Camera Corp., a New Jersey corporation ("CCC"), and Concord Camera HK Limited, a Hong Kong corporation ("CCHK").

         WHEREAS, as of the date hereof CCHK owes CCC an aggregate principal amount of HKD $625 million (the "Original CCHK Debt");

         WHEREAS, CCC desires to contribute HKD$250 million to the capital of CCHK and thereby reduce the amount of debt CCHK owes to CCC;

         WHEREAS, CCC agrees to subordinate payment of a portion of the remaining debt owed to it by CCHK to payment of amounts owed to The Hongkong and Shanghai Banking Corporation Limited ("HSBC") by CCHK and the Senior Debt (as defined below);

         NOW, THEREFORE, in consideration of the mutual promises and agreements set forth herein, the parties hereto hereby agree as follows:

         1. Contribution to Capital. CCC hereby agrees to forgive HKD$250 million of debt owed to it by CCHK, which forgiveness shall constitute a contribution to the capital of CCHK by CCC. CCC and CCHK agree that upon such contribution, CCHK shall owe an aggregate of HKD$375 million (the "Aggregate Outstanding Debt") to CCC.

         2. Senior and Subordinate Debt. CCC and CCHK hereby agree that HKD$155 million of the Aggregate Outstanding Debt shall constitute "Subordinate Debt" and HKD$220 million of the Aggregate Outstanding Debt shall constitute "Senior Debt."

         3. Subordination. CCC hereby agrees that payment of the Subordinate Debt shall be postponed and subordinated to payment of (i) all amounts owing or which may in the future become owing by CCHK to HSBC and (ii) the Senior Debt.

         4. HSBC Subordination Agreement. CCC hereby agrees, upon the reasonable request of HSBC or its counsel, to enter into a subordination agreement, in form and substance satisfactory to HSBC and its counsel, to implement Section 3 of this Agreement.

         5. Parties Intended to Be Benefited. All agreements contained herein are for the benefit of CCC, CCHK and HSBC, as third party beneficiary, and there is no other person or entity intended to be benefited, in any way, by this Agreement.

         6. Amendments; Continued Enforceability. No modification, waiver, release or amendment of any provision of this Agreement shall be made except by a written agreement executed on behalf of CCC and CCHK. Any provision of this Agreement which may prove unenforceable under any law shall not effect the validity of any other provisions contained herein.


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         7. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of CCC and CCHK and their respective successors and assigns.

         8. Governing Law. This Agreement shall be construed in accordance with and governed by the laws of New Jersey without regard to conflict of laws provisions. Wherever possible each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

         IN WITNESS WHEREOF, the undersigned has caused this Agreement to be duly executed on the date written in the first paragraph hereof.


                                      CONCORD CAMERA CORP.

                                      By:      /s/  Alan Schutzman
                                            ----------------------------------
                                      Name:    Alan Schutzman
                                      Title:   Senior Vice President, General
                                               Counsel and Secretary


                                      CONCORD CAMERA HK LIMITED

                                      By:      /s/  Harlan I. Press
                                            ----------------------------------
                                      Name:    Harlan I. Press
                                      Title:   Director




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